Earnings per share	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Earnings Per Share [Abstract]
Earnings per share
Earnings Per Share

The Company calculates earnings (loss) per share (“EPS”) in accordance with ASC 260, Earnings per Share. Basic EPS is computed by dividing income (loss) available to common stockholders by the weighted average number of common shares of common stock outstanding during the period.

Subsequent to the issuance of the Company's condensed consolidated financial statements for the three and six months ended June 30, 2019, the Company identified a computational error related to the number of outstanding common shares included in its earnings (loss) per share calculations during 2018 and 2019. Management has concluded that the impact of this error on all historical periods is immaterial and therefore has not adjusted the earnings (loss) per share amounts for any periods prior to September 30, 2019.  Rather, the adjustment to remove 1.8 million unvested shares has been made beginning with the three- and nine-months ended September 30, 2019.  The number of outstanding shares of Common Stock for voting purposes remains at 22.3 million shares, as the aforementioned 1.8 million shares are entitled to vote those shares during the vesting period.

Income (loss) available to common stockholders is computed by deducting the dividends accumulated for the period on cumulative preferred stock from net income. If there is a net loss, the amount of the loss is increased by those preferred dividends. The contingent consideration fair value adjustment is a mark-to-market adjustment based on the decline of approximately 80% in the Company's stock price from December 31, 2018 to June 30, 2019, coupled with the Company not anticipating reaching Adjusted EBITDA requirements outlined in the original agreement at September 30, 2019, see Note. 8 Fair Value of Financial Instruments. The Company is required to reverse the mark-to-market adjustment from the numerator as shown below.

Diluted EPS assumes the dilutive effect of (i) contingently issuable earn-out shares, (ii) Series A cumulative convertible preferred stock, using the if-converted method, and (iii) the assumed exercise of in-the-money stock options and warrants and the assumed vesting of outstanding restricted stock units (“RSUs”), using the treasury stock method.

Whether the Company has net income or a net loss determines whether potential issuances of common stock are included in the diluted EPS computation or whether they would be anti-dilutive. As a result, if there is a net loss, diluted EPS is computed in the same manner as basic EPS is computed. Similarly, if the Company has net income but its preferred dividend adjustment made in computing income available to common stockholders results in a net loss available to common stockholders, diluted EPS would be computed the same as basic EPS.

The calculations of basic and diluted EPS, are as follows ($ in thousands):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Numerator:
Net income (loss)	12,609	5,736	(4,072)	(6,741)
Less: Convertible Preferred Stock dividends	(759)	(524)	(2,202)	(1,072)
Less: Contingent consideration fair value adjustment (see Note 8)	(4,247)	—	(23,082)	—
Net income (loss) available to common stockholders	7,603	5,212	(29,356)	(7,813)

Denominator:
Weighted average common shares outstanding - basic(1)	20,446,811	21,577,650	20,425,801	21,577,650

Series B Preferred - Warrants	2,845,840	—	—	—
Convertible Series A Preferred Stock	11,486,534	3,522,438	—	—
Restricted stock units	640,247	—	—	—
Weighted average shares for diluted computation	35,419,432	25,100,088	20,425,801	21,577,650

Anti-dilutive: (2)(3)
Convertible Series A Preferred	—	—	8,968,856	2,832,765
Series B Preferred - Warrants at closing	—	—	1,325,779	—
RSUs	—	—	542,421	—

Basic EPS	0.37	0.24	(1.44)	(0.36)
Diluted EPS	0.24	0.23	(1.44)	(0.36)

(1)
The contingent earn-out shares were not included at September 30, 2019 and were removed from September 30, 2018, respectively. See Note 8. Fair Value of Financial Instruments for discussion regarding the Company's contingently issuable earn-out shares.

(2)
Warrants to purchase 8,480,000 shares of common stock at $11.50 per share were outstanding at September 30, 2019 and 2018 but were not potentially dilutive as the warrants’ exercise price was greater than the average market price of the common stock during the period. 646,405 of vested and unvested Options and 817,817 of unvested RSUs were also not potentially dilutive as of September 30, 2019 as the respective exercise price or average stock price required for vesting of such awards was greater than the average market price of the common stock during the period.

(3)	The 1.8 million unvested earnout shares were not included at September 30, 2019 due to the exercise price being greater than the average market price of the common stock during the period.

Series A Preferred Stock

As of September 30, 2019, we had 34,965 shares of Series A Preferred Stock with an initial stated value of $1,000 per share plus accumulated but unpaid dividends, for total consideration of $37.7 million. Dividends are paid on the Series A Preferred Stock when declared by our Board. To extent permitted, dividends are required to be paid in cash quarterly in arrears on each March 31, June 30, September 30 and December 31 on the stated value at the following rates:

•6% per annum from the original issuance of the Series A Preferred Stock on March 26, 2018 (the “Closing Date”) until the date (the “18 Month Anniversary Date”) that is 18 months from the Closing Date; and
•10% per annum during the period from and after the 18 Month Anniversary Date;

So long as any shares of Series B Preferred Stock of the Company, (the “Series B Preferred Stock”), which are currently either designated as Series B-1 Preferred Stock (“Series B-1 Preferred Stock”) or Series B-2 Preferred Stock (“Series B-2 Preferred Stock”), and (referred to collectively as “Series B Preferred Stock”), are outstanding or from and after the occurrence of any non-payment event or default event and until cured or waived, the foregoing rates will increase by 2% per annum.

If not paid in cash, dividends will accrue on the stated value and will increase the stated value on and effective as of the applicable dividend date without any further action by the Board at the following rates:

•8% per annum during the period from May 20, 2019 through the 18 Month Anniversary Date; and
•12% per annum during the period from and after the 18 Month Anniversary Date.

As of September 30, 2019, the Company has accrued a cumulative of $2.7 million in dividends to holders of Series A Preferred Stock as a reduction to additional paid-in capital.

Series B Preferred Stock

As of September 30, 2019, we had 100,000 shares of Series B Preferred Stock outstanding, with each share having an initial stated value of $1,000 plus accumulated but unpaid dividends. Our common stock and Series A Preferred Stock are junior to the Series B Preferred Stock. Dividends are paid on the Series B Preferred Stock when declared by our Board. To the extent not prohibited by applicable law, dividends are required to be declared and paid in cash quarterly in arrears on each March 31, June 30, September 30 and December 31 at the following rates:

•
On Series B-1 Preferred Stock with respect to any dividend period for which the Total Net Leverage Ratio (as defined in the Third A&R Credit Agreement (as defined in see Note. 9 Debt) is greater than 1.50:1.00, 15% per annum (or 13.5% per annum if a deleveraging event (as defined below) has occurred prior to the date dividends are paid with respect to such dividend period) and (ii) with respect to any dividend period for which the Total Net Leverage Ratio is less than or equal to 1.50:1.00, 13.5% per annum.

•
On Series B-2 Preferred Stock with respect to any dividend period for which the Total Net Leverage Ratio is greater than 1.50:1.00, 15% per annum (or 13.5% per annum if a deleveraging event has occurred prior to the date dividends are paid with respect to such dividend period) and (ii) with respect to any dividend period for which the Total Net Leverage Ratio is less than or equal to1.50:1.00, 12% per annum.

If not paid in cash, dividends will accrue on the stated value and will increase the stated value on Series B Preferred Stock and is effective as of the applicable dividend date without any further action by the Board at a rate of 18% per annum; provided that, during the period from the occurrence of a deleveraging event until the date that is two years from such deleveraging event, such dividend rate shall instead be 15% per annum. A deleveraging event means certain equity financings or issuances of stock where the proceeds of such equity financings are used exclusively to permanently reduce senior secured indebtedness by at least $50.0 million, or the Total Net Leverage Ratio as of the last day of any fiscal quarter is less than or equal to 1.50:1.00.

The Company has accrued a cumulative of $4.1 million in accrued dividends to holders of Series B Preferred Stock, which is recorded as interest expense in the Company's condensed consolidated statements of operations for the quarter ended September 30, 2019. See Note 8. Fair Value of Financial Instruments for discussion regarding the Company's valuation of Series B Preferred Stock.

Stock Compensation

Under guidance of ASC Topic 718 “Compensation — Stock Compensation,” stock-based compensation expense is measured at the date of grant, based on the calculated fair value of the stock-based award, and is recognized as expense over the employee’s requisite service period (generally the vesting period of the award).

The fair value of the RSUs was based on the closing market price of our common stock on the date of the grant. Stock compensation expense for the RSUs is being amortized using the straight-line method over the service period. For the three months ended September 30, 2019 and 2018, we recognized $1.1 million and $0.5 million in compensation expense, respectively, and $2.8 million and $0.5 million for the nine months ended September 30, 2019 and 2018, respectively.

Earnings (Loss) Per Share

The Company calculates earnings (loss) per share (“EPS”) in accordance with ASC 260, Earnings per Share. Basic EPS is computed by dividing income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period.

Income (loss) available to common stockholders is computed by deducting the dividends accumulated for the period on cumulative preferred stock from net income. If there is a net loss, the amount of the loss is increased by those preferred dividends.

Diluted EPS assumes the dilutive effect of (i) contingently issuable earn-out shares, (ii) Series A cumulative convertible preferred stock, using the if-converted method, and (iii) the assumed exercise of in-the-money stock options and warrants and the assumed vesting of outstanding RSUs, using the treasury stock method.

Whether the Company has net income or a net loss determines whether potential issuances of common stock are included in the diluted EPS computation or whether they would be anti-dilutive. As a result, if there is a net loss, diluted EPS is computed in the same manner as basic EPS is computed. Similarly, if the Company has net income but its preferred dividend adjustment made in computing income available to common stockholders results in a net loss available to common stockholders, diluted EPS would be computed in the same manner as basic EPS.

The calculations of basic and diluted EPS, are as follows:

	Year Ended December 31,
($ in thousands, except per share data)	2018	2017	2016
Numerator:
Net income from continuing operations	$4,244	$16,525	$64,451
Less: Convertible preferred share dividends	(1,597)	—	—
Less: Contingent consideration fair value adjustment	(46,291)	—	—
Net (loss) income from continuing operations available to common stockholders	(43,644)	16,525	64,451
Net income from discontinued operations available to common stockholders	—	—	1,087
Net (loss) income available to common stockholders	$(43,644)	$16,525	$65,538

Denominator:
Weighted average common shares outstanding - basic and diluted(1)	21,665,965	21,577,650	21,577,650

Anti-dilutive:(2)
Convertible preferred shares	3,100,085	—	—
RSUs	59,445	—	—

Net (loss) income from continuing operations per common share - basic and diluted	$(2.01)	$0.77	$2.99
Net income from discontinued operations per common share - basic and diluted	—	—	0.05
Net (loss) income per common share - basic and diluted	$(2.01)	$0.77	$3.04

———

(1)
The contingent earn-out shares were not included at December 31, 2018. See Note 8. Fair Value of Financial of Financial Instruments for discussion regarding the Company's contingently issuable earn-out shares that were not potentially dilutive as of December 31, 2018.

(2)
Warrants to purchase 8,480,000 shares of common stock at $11.50 per share were outstanding at December 31, 2018 but were not potentially dilutive as the warrants’ exercise price was greater than the average market price of the common stock during the period. 713,260 of unvested Options and 187,026 of unvested RSUs were also not potentially dilutive as of December 31, 2018 as the respective exercise price or average stock price required for vesting of such award was greater than the average market price of the common stock during the period.

The calculation of weighted average common shares outstanding during the periods preceding a reverse recapitalization generally requires the Company to use the capital structure of the entity deemed to be the acquirer for accounting purposes to calculate EPS. However, as a limited liability company, IEA Services had no outstanding common shares prior to the Merger. Therefore, the weighted average common shares outstanding for all comparable prior periods preceding the Merger is based on the capital structure of the acquired company, as management believes that is the most useful measure.

Shares Outstanding
Company (f/k/a M III Acquisition Corp.) shares outstanding as of December 31, 2017	19,210,000
Redemption of shares by M III stockholders prior to the Merger	(7,967,165)
Common shares issued pursuant to Advisor Commitment Agreements, net of forfeited sponsor founder shares	(93,685)
Shares issued to Infrastructure and Energy Alternatives, LLC/Seller	10,428,500
IEA shares outstanding as of March 26, 2018	21,577,650

At the closing of the Merger, 34,965 shares of Series A convertible preferred stock were issued to the Seller with an initial stated value of $1,000 per share, for total consideration of $35.0 million. Dividends on each share of Series A preferred stock accrue at a rate of 6% per annum during the period from the Closing Date until the 18-month anniversary of the Closing Date and 10% per annum thereafter, with such dividends payable quarterly in cash. These shares are convertible to common shares under certain circumstances. For the year ended December 31, 2018, the Board declared $1.6 million in dividends to holders of Series A preferred stock.